EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Treadco, Inc. Employees' Investment Plan of our report dated January 30, 1997, with respect to the consolidated financial statements and schedules of Treadco, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.



                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------


Little Rock, Arkansas
December 24, 1997


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